UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-41384	81-3324480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 25, 2023, the Company announced its earnings for the period ended December 31, 2022.

The press release issued by the Company on January 25, 2023 is furnished herewith as Exhibit 99.1. This information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on January 25, 2023
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: January 25, 2023	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)